UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 27, 2012

SureWest Communications

(Exact name of Company as specified in its charter)

000-29660
(Commission File Number)

California	68-0365195
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

8150 Industrial Avenue
Roseville, California 95678
(Address of principal executive offices, with zip code)

(916) 772-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 5, 2012, SureWest Communications (the “Company” or “SureWest”) and Consolidated Communications Holdings, Inc. (“Consolidated”) entered into an Agreement and Plan of Merger (“Merger Agreement”).

On February 27, 2012 the Company’s President and Chief Executive Officer, Steve Oldham distributed an e-mail to all SureWest employees discussing the 2012 incentive plan as it relates to the Merger Agreement.  A copy of the email to employees is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Important Merger Information and Additional Information

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

In connection with the proposed transaction, SureWest and Consolidated will file relevant materials with the SEC. Consolidated will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”).  SUREWEST SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.  The final proxy statement/prospectus will be mailed to SureWest shareholders.  The registration statement and proxy statement/prospectus and other documents filed by SureWest with the SEC are, or when filed will be, available free of charge at the SEC web site at www.sec.gov. Copies of the registration statement and proxy statement/prospectus (when available) and other filings made by SureWest with the SEC can also be obtained, free of charge, by directing a request to SureWest Communications, P.O. Box 969, Roseville, CA 95678, Attn: Investor Relations Manager. The registration statement and proxy statement/prospectus (when available) and such other documents are also available for free on our web site at www.surw.com/ir/, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Participants in the Solicitation

SureWest and Consolidated, and certain of their respective directors and officers and other persons may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed acquisition transaction. Information regarding directors and executive officers of SureWest in the solicitation is set forth in the SureWest proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.  Information regarding directors and executive officers of Consolidated in the solicitation is set forth in the Consolidated proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	Email from Steven C. Oldham to SureWest employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2012	SUREWEST COMMUNICATIONS

	By:	/s/ Dan T. Bessey
	Name:	Dan T. Bessey
	Title:	Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Email from Steven C. Oldham to SureWest employees